UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 8, 2004


                            LOEHMANN'S HOLDINGS INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   0-31787                    13-4129380
          --------                   -------                    ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)           File Number)              Identification No.)

2500 Halsey Street, Bronx,  NY                                      10461
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (718) 409-2000

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On September 8, 2004 Loehmann's Holdings Inc. (the "Company") issued a press release announcing the Company's financial results for the fiscal quarter and the six months ended July 31, 2004.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Exhibits
         --------

         99.1               Press Release dated September 8, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2004

                                 LOEHMANN'S HOLDINGS INC.



                                 By: /s/ Robert Glass
                                    --------------------------------------------
                                    Name:  Robert Glass
                                    Title: Chief Operating Officer, Chief
                                           Financial Officer and Secretary

                                  EXHIBIT INDEX

                 EXHIBIT NO.         DESCRIPTION
                 -----------         -----------

                 99.1                Press Release dated September 8, 2004